UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File No.: 0-51688

Date of Report: January 29, 2014

BITZIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	16-1734022
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

20151 S. Gilmore Street, Winnetka, CA	91306
(Address of principal executive offices)	(Zip Code)

(866) 824-7881
(Registrant’s telephone number including area code)

548 Market Street, San Francisco, CA 94104
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On January 29, 2014 the Registrant sold a Promissory Note to The Victor Vinco Family Trust dated September 6, 2002 (the “Trust”). The purchase price was $70,000. The principal amount of the Note is $94,500, which is payable in instalments of $18,900 on the 15th day of each month during the term of the Note. If the Registrant prepays at least $90,000 by April 15, 2014, the remainder of the principal amount will be waived. The Note does not bear interest, except in the event of a default, at which time interest shall accrue at 18% per annum.

At the same time, the Registrant sold 2,500,000 common shares to the Trust for $2,500.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a   Promissory Note dated January 29, 2014 issued to The Victor Vinco Family Trust dated September 6, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2014	BITZIO, INC.

	By:	/s/ Gordon McDougall
Gordon McDougall
Chief Executive Officer